Exhibit 99.1
NovaRay Announces Opening of New and Expanded Facility
Newark, California, June 17, 2008 – NovaRay, Inc. (NovaRay), a developer of unique digital cardiac x-ray imaging technology and the ScanCath™ cardiac catheterization system that provides advanced imaging capabilities coupled with reductions in radiation, is pleased to announce the opening of its new headquarters in Newark, California. NovaRay’s new facility, located at 39655 Eureka Drive, Newark, California, has over 41,000 square feet of manufacturing and development space to support the ScanCath™ product introduction.
“We are very excited about our new facility. The space is of a sufficient size and structure to support our growth and development as we scale-up and roll-out with the development of our first clinical product, the ScanCath™ cardiac catheterization system,” said Jack Price, NovaRay’s CEO and President.
“Our new location will not only provide us with an environment for our own development and growth, but it will also house our development partner, Triple Ring Technologies, Inc.,” commented Marc Whyte, NovaRay’s COO.
In addition to the new headquarters based in Newark, California, NovaRay has also opened a marketing and sales office based in Bellevue, Washington.
About NovaRay, Inc.
NovaRay is a medical imaging company focused on developing unique innovations in proprietary digital cardiac x-ray technology. NovaRay’s initial clinical offering, the ScanCath™ cardiac catheterization system, offers advanced, revolutionary, and breakthrough imaging capabilities, coupled with dramatic reductions in radiation exposure to patients, operators, and staff.
About Triple Ring Technologies
Triple Ring Technologies is a leading provider of advanced contract research, development and strategic business services. Founded in 2004, Triple Ring focuses on finding simple solutions to complex problems spanning science, technology and business. Triple Ring provides leading-edge, integrated technical design, engineering and business services performed by teams that work alongside and as extension of internal teams for our clients. Clients include investors, entrepreneurs and established companies in the medical device, life sciences, industrial instrumentation, optic, clean technology and digital imaging fields.

— Forward Looking Statements —
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements relating to the new facility being of a sufficient size and structure to support growth, and the development of NovaRay’s first clinical product. These forward-looking statements involve important factors that could cause our actual results to differ materially from those in such forward-looking statements. Such important factors involve risks and uncertainties, including, but not limited to, the possibility that NovaRay may not be able to secure additional funding, the possibility that NovaRay may not be able to produce and market successfully any of its products, the possibility that NovaRay’s products will not be sufficiently accepted by physicians, hospitals and other potential customers, the possibility that NovaRay will not obtain or maintain necessary regulatory clearances or approvals relating to NovaRay’s products, and other factors, including those factors described in the Forms 10-KSB and S-1 for NovaRay Medical, Inc., NovaRay’s parent corporation, and other filings NovaRay Medical, Inc. filed with the Securities and Exchange Commission. Any forward-looking statements contained in this press release speak only as of the date hereof, and NovaRay does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release.

Contact:	Rohini Hira
NovaRay, Inc.
rhira@novaraymedical.com
+1 (510) 619-9200 ext. 111
www.novaraymedical.com

Gurinder Parhar
Triple Ring Technologies, Inc.
gparhar@tripleringtech.com
+1 (510) 592-3000 ext. 108
www.tripleringtech.com